MOR-1

UNITED STATES BANKRUPTCY COURT

CASE NAME: Vanguard Natural Resources, LLC, *et al* .
CASE NUMBER: 17-30560

PETITION DATE: 2/1/2017
DISTRICT OF TEXAS: Southern
DIVISION: Houston

MONTHLY OPERATING REPORT SUMMARY FOR MARCH 2017

($ in thousands) *MONTH*	February	March	April	May	June	July
REVENUES (MOR-6)	$ 44,497.16	$ 41,466.31				
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	17,551.04	16,370.86				
NET INCOME (LOSS) (MOR-6)	5,903.89	(22,958.32)				
PAYMENTS TO INSIDERS (MOR-9)	132.50	229.33				
PAYMENTS TO PROFESSIONALS (MOR-9)	0.00	0.00				
TOTAL DISBURSEMENTS (MOR-8)	$ 42,718.83	$ 52,446.98				

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		*EXP. DATE*
CASUALTY	*YES (X) NO ( )*	July 1, 2017
LIABILITY	*YES (X) NO ( )*	July 1, 2017
VEHICLE	*YES (X) NO ( )*	July 1, 2017
WORKER'S	*YES (X) NO ( )*	Oct. 1, 2017
UMBRELLA	*YES (X) NO ( )*	July 1, 2017
COMMERCIAL PROPERTY	*YES (X) NO ( )*	July 1, 2017
D&O LIABILITY	*YES (X) NO ( )*	Sept. 14, 2017
D&O LIABILITY RUNOFF	*YES (X) NO ( )*	2023
EXCESS D&O LIABILITY	*YES (X) NO ( )*	Sept. 14, 2017
EXCESS D&O LIABILITY RUNOFF	*YES (X) NO ( )*	2023

	CIRCLE ONE
Are all accounts receivable being collected within terms? (1)	*Yes* **(No)**
Are all post-petition liabilities, including taxes, being paid within terms?	**(Yes)** *No*
Have any pre-petition liabilities been paid?	**(Yes)** *No*
If so, describe **Prepetition liabilities have been paid in accordance with the applicable court orders.**	
Are all funds received being deposited into DIP bank accounts?	**(Yes)** *No*
Were any assets disposed of outside the normal course of business?	*Yes* **(No)**
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	**(Yes)** *No*
What is the status of your Plan of Reorganization? **The Debtor filed a proposed chapter 11 plan and disclosure statement on February 25, 2017.**	

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

ATTORNEY NAME: James T. Grogan
FIRM NAME: Paul Hastings, LLP
ADDRESS: 600 Travis Street
58th Floor
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE/FAX: 713-860-7300 / 713-353-2801

SIGNED X _/s/ Richard A. Robert______ TITLE: Chief Financial Officer and Executive Vice-President
(ORIGINAL SIGNATURE)
Richard A. Robert — May 1, 2017
(PRINT NAME OF SIGNATORY) — *DATE*

Footnotes:
(1) In ordinary course of business, the Debtors attempt to collect all accounts receivable within terms; however, certain receivables are collected outside of contractual terms.

MOR-1

1

2 CASE NAME: Vanguard Natural Resources, LLC, et al . CASE NUMBER: 17-30560 COMPARATIVE BALANCE SHEETS ASSETS ($ in thousands) FILING DATE MONTH MONTH MONTH MONTH MONTH MONTH 1-Feb-17 February-17 March-17 April-17 May-17 June-17 July-17 CURRENT ASSETS Cash 32,197.47 51,154.24 57,997.10 Restricted Cash 0.00 508.45 510.45 Accounts Receivable, Net 91,213.20 82,505.93 92,050.67 Other Current Assets 7,610.54 5,480.04 4,963.04 TOTAL CURRENT ASSETS 131,021.21 139,648.66 155,521.27 0.00 0.00 0.00 0.00 OIL AND GAS PROPERTIES, NET 4,723,627.75 4,729,205.25 4,733,116.73 Less Accumulated Depletion (3,874,146.30) (3,880,745.72) (3,889,084.01) NET BOOK VALUE OF O&G PROPERTIES 849,481.45 848,459.52 844,032.72 0.00 0.00 0.00 0.00 OTHER ASSETS 1. Goodwill 253,370.44 253,370.44 253,370.44 2. Other Property, Plant, and Equipment, Net 2,078.15 1,965.08 1,855.47 3. Other Long-Term Assets 62,291.34 62,988.54 41,842.69 TOTAL ASSETS $1,298,242.58 $1,306,432.25 $1,296,622.58 $0.00 $0.00 $0.00 $0.00 MOR-2

CASE NAME: Vanguard Natural Resources, LLC, *et al*.
CASE NUMBER: 17-30560

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY ($ in thousands)	FILING DATE 1-Feb-17	MONTH February-17	MONTH March-17	MONTH April-17	MONTH May-17	MONTH June-17	MONTH July-17
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)	0.00	286,960.12	307,822.93				
PRE-PETITION LIABILITIES							
Secured Debt [1]	1,251,857.99	1,248,795.00	1,248,795.00				
Capital Lease	19,783.46	19,398.53	19,012.28				
Second Lien Secured Debt	78,060.59	78,501.79	78,942.99				
Senior Unsecured Notes	443,686.59	443,686.59	443,686.59				
Asset Retirement Obligation [2]	266,928.01	0.00	0.00				
Other Liabilities [3]	134,836.58	119,278.97	110,647.18				
TOTAL LIABILITIES SUBJECT TO COMPROMISE	2,195,153.21	1,909,660.88	1,901,084.04				
TOTAL LIABILITIES	**2,195,153.21**	**2,196,620.99**	**2,208,906.97**				
OWNER'S EQUITY (DEFICIT)							
PREFERRED UNITS	335,443.90	335,443.90	335,443.90				
RESTRICTED UNITS	7,615.01	7,615.01	7,615.01				
RETAINED EARNINGS (LOSSES) and COMMON UNITS: Filing Date	(1,239,969.54)	(1,239,969.54)	(1,239,969.54)				
RETAINED EARNINGS: Post Filing Date	0.00	5,903.89	(17,054.44)				
CHANGE IN COMMON UNITS: Post Filing Date	0.00	817.99	1,680.67				
TOTAL OWNER'S EQUITY (NET WORTH)	(896,910.63)	(890,188.75)	(912,284.39)				
TOTAL LIABILITIES & OWNERS EQUITY	**$1,298,242.58**	**$1,306,432.25**	**$1,296,622.58**				

Footnotes:
(1) Unused Letters of Credit totaling $150,000 have not been included in the Secured Debt balance.
(2) ARO liability is recorded quarterly and is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report.
(3) Other Liabilities include accounts payable, oil and gas revenue payable, and other liability accruals.

MOR-3

3

4 CASE NAME: Vanguard Natural Resources, LLC, et al . CASE NUMBER: 17-30560 SCHEDULE OF POST-PETITION LIABILITIES ($ in thousands) MONTH MONTH MONTH MONTH MONTH MONTH February-17 March-17 April-17 May-17 June-17 July-17 ACCOUNTS PAYABLE 2,304.25 3,197.99 PRODUCTION AND AD VALOREM TAXES PAYABLE 1,695.40 2,704.37 SECURED DEBT POST-PETITION 0.00 0.00 ACCRUED INTEREST PAYABLE 3,626.56 969.07 OTHER LIABILITIES 1. Lease Operating and Capital Accrued Expenses (1) 8,594.12 13,752.02 2. Revenue Payable 2,898.29 11,729.82 3. Asset Retirement Obligation (2) 266,928.01 270,011.13 4. General, Administrative, and Other Accruals 913.49 5,458.54 TOTAL POST-PETITION LIABILITIES (MOR-3) $286,960.12 $307,822.93 $0.00 $0.00 $0.00 $0.00 Footnote: (1) Includes amounts for unbilled JIB. (2) ARO liability is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report. MOR-4

5 CASE NAME: Vanguard Natural Resources, LLC, et al . CASE NUMBER: 17-30560 AGING OF POST-PETITION LIABILITIES MONTH March ($ in thousands) DAYS TOTAL TRADE PRODUCTION AND AD LEASE OPERATING & REVENUE OTHER ACCOUNTS VALOREM TAXES CAPITAL ACCRUAL PAYABLE 0-30 (1) (2) 37,811.81 3,197.99 2,704.37 13,752.02 11,729.82 6,427.61 31-60 0.00 61-90 0.00 91+ 0.00 TOTAL $37,811.81 $3,197.99 $2,704.37 $13,752.02 $11,729.82 $6,427.61 AGING OF ACCOUNTS RECEIVABLE ($ in thousands) MONTH February-17 March-17 April-17 May-17 June-17 July-17 0-30 DAYS 10,599.67 22,734.15 31-60 DAYS 30,999.63 31,449.69 61-90 DAYS 11,768.89 4,824.48 91+ DAYS 35,198.78 38,981.73 TOTAL (3) (4) $88,566.96 $97,990.05 $0.00 $0.00 $0.00 $0.00 Footnote: (1) This may include disputed payables. (2) Due to the nature of the liabilities, Asset Retirement Obligations of $270 million are excluded from the aging of post-petition liabilities. (3) Account Receivable include oil and gas receivables, JIB receivables, and other miscellaneous receivables. (4) This aging report does not include an allowance for doubtful accounts. MOR-5

CASE NAME: Vanguard Natural Resources, LLC, *et al*.
CASE NUMBER: 17-30560

STATEMENT OF INCOME (LOSS)

($ in thousands)	MONTH February-17	MONTH March-17	MONTH April-17	MONTH May-17	MONTH June-17	MONTH July-17	FILING TO DATE
REVENUES (MOR-1)	44,497.16	41,466.31					85,963.48
GATHERING, PROCESSING AND TRANSPORT	(6,616.78)	(6,510.64)					(13,127.43)
GROSS PROFIT	37,880.38	34,955.67					72,836.05
OPERATING EXPENSES:							
Lease Operating Expenses	13,256.28	13,318.65					26,574.93
Ad Valorem and Severance Taxes	3,814.43	2,008.07					5,822.50
General & Administrative	3,258.63	3,258.09					6,516.72
Other	0.00	0.00					0.00
TOTAL OPERATING EXPENSES	**20,329.34**	**18,584.81**					**38,914.15**
INCOME BEFORE INT, DEPR/TAX (MOR-1)	17,551.04	16,370.86					33,921.90
INTEREST EXPENSE	4,592.84	3,994.83					8,587.68
DEPRECIATION	6,656.60	12,165.95					18,822.54
OTHER (INCOME) EXPENSE	(12.55)	(69.62)					(82.17)
OTHER ITEMS (1)	410.26	23,238.02					23,648.29
TOTAL INT, DEPR & OTHER ITEMS	11,647.15	39,329.18					50,976.34
NET INCOME BEFORE TAXES	5,903.89	(22,958.32)					(17,054.44)
FEDERAL INCOME TAXES	0.00	0.00					0.00
NET INCOME (LOSS) (MOR-1)	**$5,903.89**	**($22,958.32)**					**($17,054.44)**

Accrual Accounting Required, Otherwise Footnote with Explanation.

Footnote:
(1) Other Items includes the write-off of deferred financing costs, accrued restructuring professional fees and other reorganization expenses, among other things.

MOR-6

6

CASE NAME: Vanguard Natural Resources, LLC, *et al*.
CASE NUMBER: 17-30560

CASH RECEIPTS AND DISBURSEMENTS ($ in thousands)	MONTH February-17	MONTH March-17	MONTH April-17	MONTH May-17	MONTH June-17	MONTH July-17	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$32,197.47	$51,662.69					$32,197.47
RECEIPTS:							
2. COLLECTION OF ACCOUNTS RECEIVABLE [(1)]	62,184.06	59,044.34					121,228.39
3. LOANS & ADVANCES (attach list)	0.00	0.00					0.00
4. SALE OF ASSETS	0.00	247.50					247.50
5. OTHER (attach list)	0.00	0.00					0.00
TOTAL RECEIPTS**	62,184.06	59,291.84					121,475.89
DISBURSEMENTS:							
6. ACCOUNTS PAYABLE	27,368.18	34,419.71					61,787.89
7. SALARIES & BENEFITS	3,259.66	4,277.46					7,537.11
8. OTHER EMPLOYEE COMPENSATION	0.00	0.00					0.00
9. PRODUCTION TAX PAYMENTS	2,769.89	7,036.85					9,806.74
10. OTHER DISBURSEMENTS	3,419.30	3,099.53					6,518.84
11. INTEREST & FEES	3,527.33	3,185.81					6,713.14
12. OTHER	0.00	0.00					0.00
TOTAL DISBURSEMENTS FROM OPERATIONS	40,344.35	52,019.37					92,363.72
13. PROFESSIONAL FEES	0.00	0.00					0.00
14. U.S. TRUSTEE FEES	0.00	0.00					0.00
15. OTHER REORGANIZATION EXPENSES (attach list)	2,374.48	427.61					2,802.09
TOTAL DISBURSEMENTS**	42,718.83	52,446.98					95,165.81
16. NET CASH FLOW	19,465.22	6,844.86					26,310.08
17. CASH - END OF MONTH (MOR-2) [(2)]	$51,662.69	$58,507.55					$58,507.55

**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Footnote:
(1) Cash Receipts are shown on a gross basis and include certain amounts passed-through to 3rd parties.
(2) This balance includes restricted and unrestricted cash.

MOR-7

7

8 In re: Vanguard Natural Resources, LLC, et al. Case No. 17-30560 Debtors Reporting Period: March 31, 2017 Other Reorganization Expenses Support ($ in thousands) FILING TO Expense February-17 March-17 April-17 May-17 June-17 July-17 DATE DIP Fees 2,274.48 30.56 $2,305.03 Professional Fees 100.00 397.05 $497.05 TOTAL $2,374.48 $427.61 $2,802.09 MOR - 7a MOR-7a

9 CASE NAME: Vanguard Natural Resources, LLC, et al . CASE NUMBER: 17-30560 CASH ACCOUNT RECONCILIATION MONTH OF MARCH ($ in thousands) BANK NAME Capital One Capital One Capital One Citizens Bank Capital One Wells Fargo ACCOUNT NUMBER x4917 x1814 x4984 x7881 x5379 x1301 ACCOUNT TYPE (1) MAIN OPERATING SECONDARY OPERATING ZB ACCOUNT INVESTMENT ADEQUATE ASSURANCE VENDOR TOTAL BANK BALANCE 54,710.98 250.00 0.00 10,101.75 510.45 29.48 $65,602.66 DEPOSITS IN TRANSIT 2.88 $2.88 OUTSTANDING CHECKS (7,021.78) (76.21) ($7,097.99) ADJUSTED BANK BALANCE $47,692.08 $173.79 $0.00 $10,101.75 $510.45 $29.48 $58,507.55 BEGINNING CASH - PER BOOKS 50,811.45 231.97 0.00 100.09 508.45 10.73 $51,662.69 RECEIPTS* 59,290.16 0.00 0.00 1.68 0.00 0.00 $59,291.84 TRANSFERS BETWEEN ACCOUNTS (19,664.27) 9,632.27 0.00 10,000.00 2.00 30.00 $0.00 0.00 0.00 0.00 0.00 0.00 0.00 $0.00 CHECKS/OTHER DISBURSEMENTS* (42,745.27) (9,690.44) 0.00 (0.02) 0.00 (11.25) ($52,446.98) ENDING CASH - PER BOOKS $47,692.08 $173.79 $0.00 $10,101.75 $510.45 $29.48 $58,507.55 Footnote: (1) Does not include the segregated bank account held at US Bank (x7000), which has a balance of $1,071,615. MOR-8 *Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7 (WITHDRAWAL) OR CONTRIBUTION BY DEBTOR

In re: Vanguard Natural Resources, LLC, et al. Case No. 17-30560
Debtors Reporting Period: March 31, 2017

MOR-8a
Schedule of Disbursements by Debtor Entity
For the Period March 1, 2017 through March 31, 2017
($ in thousands)
(Unaudited)

Debtor Entity	Case No.	Total Disbursements Current Period	Total Disbursements Cumulative
Vanguard Natural Resources, LLC	17-30560	$ -	$ -
Eagle Rock Energy Acquisition Co., Inc.	17-30565	-	-
Eagle Rock Energy Acquisition Co. II, Inc.	17-30566	-	-
Eagle Rock Acquisition Partnership, L.P.	17-30570	-	-
Eagle Rock Acquisition Partnership II, L.P.	17-30571	-	-
Eagle Rock Upstream Development Company, Inc.	17-30568	-	-
Eagle Rock Upstream Development Company II, Inc.	17-30569	-	-
Encore Clear Fork Pipeline LLC	17-30572	-	-
Escambia Asset Co. LLC	17-30573	-	-
Escambia Operating Co. LLC	17-30574	-	-
Vanguard Natural Gas, LLC	17-30562	(9,701.71)	(19,978.97)
Vanguard Operating, LLC	17-30561	(42,745.27)	(75,186.84)
VNR Finance Corp.	17-30563	-	-
VNR Holdings, LLC	17-30564	-	-
Subtotal		$ (52,446.98)	$ (95,165.81)
Less: Transfers to Debtor in Possession Accounts		-	-
Plus: Estate Disbursements Made by Outside Sources		-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees		**$ (52,446.98)**	**$ (95,165.81)**

MOR - 8a

10

11 CASE NAME: Vanguard Natural Resources, LLC, et al. CASE NUMBER: 17-30560 PAYMENTS TO INSIDERS AND PROFESSIONALS Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. MONTH MONTH MONTH MONTH MONTH MONTH INSIDER NAME February-17 March-17 April-17 May-17 June-17 July-17 ($ in thousands) 1. Scott W. Smith 54.17 54.17 2. Richard A. Robert 40.83 40.83 3. Douglas B. Pence 37.50 37.50 4. Richard Anderson 0.00 31.25 5. Bruce W. McCullough 0.00 34.33 6. Loren Singletary 0.00 31.25 TOTAL INSIDERS (MOR-1) $132.50 $229.33 $0.00 $0.00 $0.00 $0.00 MONTH MONTH MONTH MONTH MONTH MONTH PROFESSIONALS / ORDER DATE February-17 March-17 April-17 May-17 June-17 July-17 ($ in thousands) 1. Evercore Group LLC 3/20/2017 0.00 0.00 2. Paul Hastings LLP 3/1/2017 0.00 0.00 3. Opportune LLP 3/1/2017 0.00 0.00 4. Prime Clerk LLC 2/2/2017 0.00 0.00 5. FTI Consulting Inc. 4/18/2017 0.00 0.00 6. Akin Gump Strauss Hauer & Feld LLP 4/18/2017 0.00 0.00 TOTAL PROFESSIONALS (MOR-1) $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 MOR-9

12 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS CASE NAME: Vanguard Natural Resources, LLC, et al. PETITION DATE: 2/1/2017 CASE NUMBER: 17-30560 MONTHLY OPERATING REPORT NOTES FOR MARCH 31, 2017 Basis of Presentation HOUSTON DIVISION The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court for the Southern District of Texas (the “Monthly Operating Report”). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. The unaudited financial statements have been derived from the books and records of the Debtors. Because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented here is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

13 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS CASE NAME: Vanguard Natural Resources, LLC, et al. PETITION DATE: 2/1/2017 CASE NUMBER: 17-30560 MONTHLY OPERATING REPORT NOTES FOR MARCH 31, 2017 HOUSTON DIVISION Treatment of Intercompany Transactions Treatment of Certain Liabilities and GAAP Disclosures The Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. Pursuant to the Interim Order (I) Authorizing Continued Use of Existing Bank Accounts, Business Forms, and Cash Management System, (II) Addressing Requirements of Section 345 of the Bankruptcy Code, and (III) Authorizing Continuation of Intercompany Transfers [Docket No. 57], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors for the period covered by the Monthly Operating Report, as described in further detail in this Report. As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report contains information that would be typical of financial statements filed with the Securities and Exchange Commission. For instance, for the period commencing on the Petition Date and thereafter, the company stopped accrued interest on both series of the Senior Notes until further review of these obligations is completed. The Debtors’ consolidated financial statements in this report have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include, among other things, funded debt obligations and amounts due to third parties for goods and services received prior to the Petition Date. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

14 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS CASE NAME: Vanguard Natural Resources, LLC, et al. PETITION DATE: 2/1/2017 CASE NUMBER: 17-30560 MONTHLY OPERATING REPORT NOTES FOR MARCH 31, 2017 HOUSTON DIVISION Treatment of Reorganization Costs Treatment of Non-Debtor Entities Reservation of Rights Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so. ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes write off of discount, premium, debt issuance costs, and derivatives associated with long- term debt, expenses related to legal advisory and representation services, other professional consulting and advisory services, estimates of claims allowed related to legal matters and rejected executory contracts and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Vanguard Natural Resources, LLC owns beneficial interest in Potato Hills Gas Gathering System (“Potato Hills”). The financial statements stated within this Monthly Operating Report exclude the impact of Potato Hills as it is not a debtor entity in these Chapter 11 cases. In addition, the financial statements and the supplemental information contained herein represent the financial information for the Debtors only. Non- Debtor affiliates are not included in the financial statements and supplemental information contained in this Monthly Operating Report.